LJM PRESERVATION AND GROWTH FUND

Class A LJMAX

Class C LJMCX

Class I LJMIX

A Series of Two Roads Shared Trust

Supplement dated February 27, 2018 to the Prospectus dated February 28, 2017, as supplemented

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The Board of Trustees of Two Roads Shared Trust (the “Trust”) has concluded, based upon the recommendation of LJM Funds Management, Ltd., that it is in the best interests of the LJM Preservation and Growth Fund (the “Fund”) and its shareholders that the Fund be liquidated. Pursuant to a Plan of Liquidation (the “Plan”) approved by the Board of Trustees, the Fund will be liquidated and dissolved on or about March 29, 2018.

The Fund was closed to all new investments on February 7, 2018. On or about the close of business on March 29, 2018, the Fund will distribute pro rata all of its assets in cash to its shareholders and all outstanding shares will be redeemed and cancelled. The Plan provides that the Fund will begin liquidating its portfolio as soon as is reasonable and practicable. The Fund will no longer pursue its stated investment objective. The Fund is currently invested in cash or cash equivalents, which may prevent the Fund from meeting its stated investment objective.

Prior to March 29, 2018, you may redeem your shares, including reinvested distributions, in accordance with the “How to Redeem Shares” section of the Fund’s Prospectus. Unless your investment in the Fund is through a tax-deferred retirement account, you will recognize gain or loss for federal income tax purposes (and for most state and local income tax purposes) on a redemption of your shares, whether as a result of a redemption that you initiate or upon the final liquidating distribution by the Fund, based on the difference between the amount you receive and your tax basis in your shares. Please refer to the “Tax Status, Dividends and Distributions” section in the Prospectus for general information. You may wish to consult your tax advisor about your particular situation. Plan sponsors or plan administrative agents should notify participants that the Fund is liquidating and should provide information about alternative investment options.

ANY SHAREHOLDERS WHO HAVE NOT REDEEMED THEIR SHARES OF THE FUND PRIOR TO MARCH 29, 2018 WILL HAVE THEIR SHARES AUTOMATICALLY REDEEMED AS OF THAT DATE, AND PROCEEDS WILL BE SENT TO THE ADDRESS OR ACCOUNT OF RECORD.

This Supplement and the Prospectus, dated February 28, 2017,as supplemented, provide relevant information for all shareholders and should be retained for future reference. The Prospectus and the Statement of Additional Information have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling1-855-LJM-FUND (556-3863).